Assets held for sale and liabilities of disposal groups held for sale	6 Months Ended
Jun. 30, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets held for sale and liabilities of disposal groups held for sale

11	Assets held for sale and liabilities of disposal groups held for sale

Held for sale
	At
	30 Jun	31 Dec
	2023	2022
	£m	£m
Disposal groups	1,389	23,179
Unallocated impairment losses[1]	(233)	(1,978)
Non-current assets held for sale	14	13
Total assets	1,170	21,214
Liabilities of disposal groups	1,178	24,711
1    This represents impairment losses in excess of the carrying value on the non-current assets, excluded from the measurement scope of IFRS 5.
Disposal groups
Planned sale of our retail banking operations in France
On 25 November 2021, HSBC Continental Europe signed a framework agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking operations in France. The sale, which is subject to information and consultation processes with respective works councils, regulatory approvals and the satisfaction of other relevant conditions, included: HSBC Continental Europe’s French retail banking operations; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement.
During 1Q23, the completion of the planned transaction became less certain. This was due to a significant rise in interest rates in France, which is expected to increase the amount of capital required by the buyer on completion. Given the completion of the sale had become less certain, we were required by IFRS 5 to change the accounting classification of our retail banking operations in France to be no longer classified as held for sale, resulting in a £1.7bn reversal of the previously recognised impairment in respect of the sale.
On 14 June 2023, HSBC Continental Europe signed a further memorandum of understanding with the buyer regarding certain potential changes to the terms of the sale, which are designed to enable the buyer to satisfy its future capital requirements and to obtain regulatory approval for the transaction. The potential changes foresee: the retention of €7.0bn of home and other loans by HSBC Continental Europe that were originally planned to transfer as part of the sale, the inclusion in the perimeter for sale of a cash amount equivalent to the carrying value of the retained portfolio of loans, and the setting of the net asset value of the transferred business by reference to relevant prevailing market rates at completion. In addition, depending on the prevailing market rates at completion, HSBC Continental Europe may receive a profit participation interest in exchange for investing capital into the top holding company of My Money Group, such that the aggregate of the actual net asset value delivered at completion and the investment made in the profit participation interest would not exceed €1.768bn. The potential changes also foresee the retention of the CCF brand, the entry into a long-term agreement to license it to the buyer and certain enhancements to the insurance and asset management distribution agreements with the buyer. The transaction remains subject to information and consultation processes with respective works councils and regulatory approvals, and the parties aim to complete on 1 January 2024.
Taking into account the potential changes, the transaction is expected to result in the recognition of a pre-tax loss on sale estimated up to €2.0bn (£1.7bn) upon reclassification of the business as held for sale. This is expected during the second half of 2023 provided sufficient progress is demonstrated to support the appropriate level of probability of successful completion. Once that threshold is achieved, the disposal group will be reclassified as held for sale and will be remeasured at the lower of carrying amount and fair value less costs to sell at each reporting period. Any remaining gains or losses not previously recognised and the reversal of any remaining deferred tax assets and liabilities, will be recognised on completion.
At 30 June 2023, a deferred tax liability of £0.3bn was recognised as a consequence of the temporary difference in tax and accounting treatment in respect of the provision for loss on disposal, which was deductible in the French tax return in 2021 but will be accounted for when the disposal group is classified as held for sale in accordance with IFRS 5, at which time the deferred tax liability will reverse.
Planned sale of our branch operations in Greece
On 24 May 2022, HSBC Continental Europe signed a sale and purchase agreement for the sale of its branch operations in Greece to Pancreta Bank SA. In the second quarter of 2022, we recognised a loss of £0.1bn upon reclassification as held for sale in accordance with IFRS 5. At
30 June 2023, the disposal group included £0.2bn of loans and advances to customers and £1.1bn of customer accounts.
Planned sale of our business in Russia
On 30 June 2022, following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) entered into an agreement for the planned sale of its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company). Completion of the transaction is subject to regulatory and governmental approvals. In 2022, a £0.2bn loss on the planned sale was recognised, upon reclassification as held for sale in accordance with IFRS 5. Completion is currently expected to occur in the second half of 2023. At 30 June 2023, the business remained classified as held for sale.
At 30 June 2023, the major classes of assets and associated liabilities of disposal groups held for sale, including allocated impairment losses, were as follows:

	Branch operations in Greece	Business in Russia	Total
	£m	£m	£m
Assets of disposal groups held for sale
Cash and balances at central banks	871	—	871
Loans and advances to banks	19	124	143
Loans and advances to customers	238	—	238
Reverse repurchase agreements	—	98	98
Financial investments	—	17	17
Prepayments, accrued income and other assets	4	18	22
Total Assets at 30 Jun 2023	1,132	257	1,389

Liabilities of disposal groups held for sale
Customer accounts	1,146	4	1,150
Accruals, deferred income and other liabilities	21	7	28
Total Liabilities at 30 Jun 2023	1,167	11	1,178
Expected date of completion	Third quarter of 2023	Second Half of 2023
Operating segment	All global businesses	CMB, GBM